UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 14, 2008

GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-22083	84-1116894
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

12600 West Colfax, Suite C-420, Lakewood, Colorado		80215
(Address of principal executive offices)		(Zip Code)

(303) 238-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.       Material Modification to Rights of Security Holders.

On November 14, 2008, Global Med Technologies, Inc. (the “Company”) filed an amendment to its Amended and Restated Articles of Incorporation with the Secretary of State of Colorado to permit shareholders to take action by less than unanimious written consent. This provision will permit the holders of the minimum number of votes that would be necessary to authorize or take action at a valid meeting of the Company’s shareholders to act without a meeting. Thus, the holders of the Company’s securities comprising a majority of the votes outstanding, acting by written consent, could bind the Company to any matter to the same extent to which a majority vote at a shareholder meeting could bind the Company. The amendment affects both common and preferred shareholders of the Company. A copy of the Company’s Amended and Restated Articles of Incorporation, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of November 14, 2008, the Company amended Article II, Section 2.13 of the Company’s Bylaws. Prior to the amendment, Article II, Section 2.13 read as follows:

     “Section 2.13 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in any document. Unless the consent specifies a different effective date, action taken without a meeting pursuant to a consent in writing as provided herein shall be effective when all shareholders entitled to vote have signed the consent. The record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent. All consents signed pursuant to this Section 2.13 shall be delivered to the secretary of the corporation for inclusion in the minutes or for filing with the corporate records.”

Pursuant to the aforementioned amendment, Article II, Section 2.13 of the Company’s Bylaws now reads in its entirety as follows:

     “Section 2.13 Action Without a Meeting. Any matter to be approved by the corporation’s shareholders may, in lieu of being approved by vote of the shareholders of the corporation at an annual or special meeting, be approved if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted deliver to the corporation a written consent to such action in accordance with § 7-107-104 of the Colorado Business Corporation Act.”

A copy of the Company’s Bylaws, as amended, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

              (a)     Not applicable

              (b)     Not applicable

              (b)     Not applicable

              (d)     Exhibits.

                         3.1          Amended and Restated Articles of Incorporation, as amended

                          3.2          Bylaws, as amended

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MED TECHNOLOGIES, INC.

	By:	/s/ Michael I. Ruxin, M.D.
Michael I. Ruxin, M.D.
Chairman and Chief Executive Officer

Date: November 18, 2008

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation, as amended

3.2	Bylaws, as amended